EXHIBIT 10.32 (A)


                               PLEDGE AGREEMENT


AGREEMENT dated as of March 11, 1997 between IOMEGA CORPORATION (with its successors, the Borrower, and, together with any other Person which becomes a Grantor pursuant to Section 3(B), the Grantors and each a Grantor), and CITICORP USA, INC., as Security Agent (with its successors in such capacity, the Security Agent).


                             W I T N E S S E T H :


WHEREAS, the Borrower, certain banks (the Banks), Citibank, N.A., as Administrative Agent (the Administrative Agent) and Morgan Guaranty Trust Company of New York, as Documentation Agent (together with the Administrative Agent, the Bank Agents), are parties to a Credit Agreement of even date herewith (as the same may be amended from time to time, the Credit Agreement);

WHEREAS, in order to induce said Banks and Bank Agents to enter into the Credit Agreement, each Grantor has agreed to grant a continuing security interest in and to the Collateral (as hereafter defined) to secure the obligations of the Borrower under the Credit Agreement and the Notes issued pursuant thereto;

WHEREAS, the Banks and the Bank Agents have appointed Citicorp USA, Inc., their Security Agent hereunder;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Definitions.

Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein. The following additional terms, as used herein, have the following respective meanings:


          Collateral has the meaning assigned to such term in Section 3(A).

Domestic Subsidiary means any Subsidiary which is either incorporated under the laws of, or has a principal place of business in, the United States or any State, the District of Columbia or any territory or possession of the United States.

Foreign Subsidiary means any Subsidiary which is not a Domestic Subsidiary.

Issuer means Iomega International S.A. and any other Subsidiary which owns trade receivables which, in accordance with GAAP, would be included in trade receivables on the consolidated balance sheet of the Borrower and its Consolidated Subsidiaries; provided that the Borrower may, by notice to the Security Agent, exclude from this definition any Subsidiary so long as such Subsidiary, together with all other Subsidiaries so excluded, at no time owns more than 5% of the consolidated trade receivables, less allowance for doubtful accounts, of the Borrower and its Consolidated Subsidiaries.

Pledged Stock means (i) the Subsidiary Shares and (ii) any other capital stock required to be pledged to the Security Agent pursuant to Section 3(B).

Secured Obligations means (i) all principal of and interest on any loan under, or any Note issued pursuant to, the Credit Agreement, (ii) all other amounts payable by any Grantor hereunder or under the Credit Agreement and (iii) any renewals or extensions of any of the foregoing. The Secured Obligations shall include, without limitation, any interest, costs, fees and expenses which accrue on or with respect to any of the foregoing, whether before or after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any Grantor; provided that, for the purposes of payments and allocations pursuant to Section 13 after the commencement of any case, action or other proceeding relating to the bankruptcy, insolvency or reorganization of the Borrower, each Secured Obligation shall be deemed to include interest accrued thereon after the commencement of such proceeding only to the extent that such interest is allowed in such proceeding (pursuant to Section 506(b) of the United States Bankruptcy Code or otherwise).

Secured Parties means the Security Agent, the Bank Agents and the Banks.

Security Interests means the security interests in the Collateral granted hereunder securing the Secured Obligations.

Subsidiary Shares means the capital stock of the Issuers listed in Schedule
I.

Unless otherwise defined herein, or unless the context otherwise requires, all terms used herein which are defined in the New York Uniform Commercial Code as in effect on the date hereof shall have the meanings therein stated.

SECTION 2.  Representations and Warranties.

Each Grantor represents and warrants as follows:

(A) Title to Pledged Stock. The Grantors own all of the Pledged Stock, free and clear of any Liens other than the Security Interests. The Pledged Stock includes all of the issued and outstanding capital stock of each Issuer which is a Domestic Subsidiary and at least 66% of the issued and outstanding capital stock of each Issuer which is a Foreign Subsidiary. All of the Pledged Stock has been duly authorized and validly issued, and is fully paid and non-assessable, and is subject to no options to purchase or similar rights of any Person. No Grantor is or will become a party to or otherwise bound by any agreement, other than this Agreement, which restricts in any manner the rights of any present or future holder of any of the Pledged Stock with respect thereto.

(B) Validity, Perfection and Priority of Security Interests. Upon the delivery of the certificates representing the Pledged Stock to the Security Agent in accordance with Section 4 hereof, the Security Agent will have valid and perfected security interests in the Collateral subject to no prior Lien. No registration, recordation or filing with any governmental body, agency or official is required in connection with the execution or delivery of this Agreement or necessary for the validity or enforceability hereof or for the perfection or enforcement of the Security Interests. Neither the Borrower nor any of its Subsidiaries has performed or will perform any acts which might prevent the Security Agent from enforcing any of the terms and conditions of this Agreement or which would limit the Security Agent in any such enforcement.

(C) UCC Filing Locations. The chief executive office of the Borrower is located at its address set forth on the signature pages of the Credit Agreement. Under the Uniform Commercial Code as in effect in the State in which such office is located, no local filing is required to perfect a security interest in collateral consisting of general intangibles.

SECTION 3.  The Security Interests.

In order to secure the full and punctual payment of the Secured Obligations in accordance with the terms thereof, and to secure the performance of all the obligations of the Grantors hereunder:

(A) Each Grantor hereby assigns and pledges to and with the Security Agent for the benefit of the Secured Parties and grants to the Security Agent for the benefit of the Secured Parties security interests in the Pledged Stock, and all of its rights and privileges with respect to the Pledged Stock, and all dividends and other payments and distributions with respect thereto, and all proceeds of the foregoing (the Collateral). Contemporaneously with the execution and delivery hereof, the Borrower is delivering the certificates representing the Subsidiary Shares in pledge hereunder.

(B) In the event that any Subsidiary becomes an Issuer, or any Issuer at any time issues any shares of capital stock of any class to a Grantor or any other Subsidiary, including, without limitation, any additional or substitute shares, such Grantor will, or will cause such Subsidiary to take appropriate steps to become a Grantor hereunder (including, in connection therewith, the delivery by such Subsidiary Grantor of appropriate limited recourse guaranties of the Borrower=s obligations under the Credit Agreement and legal opinions and the making of appropriate representations and warranties) and to, immediately pledge and deposit with the Security Agent certificates representing all (or, if such Issuer is a Foreign Subsidiary, at least 66% of) such shares as additional security for the Secured Obligations. All such shares constitute Pledged Stock and are subject to all provisions of this Agreement.

(C) The Security Interests are granted as security only and shall not subject any Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Borrower or any of its Subsidiaries with respect to any of the Collateral or any transaction in connection therewith.

SECTION 4.  Delivery of Pledged Stock.

  All certificates representing Pledged Stock delivered to the Security Agent by the Grantors pursuant hereto shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, with signatures appropriately guaranteed, and accompanied by any required transfer tax stamps, all in form and substance satisfactory to the Security Agent.

SECTION 5.  Further Assurances.

(A) Each Grantor agrees that it will, at its expense and in such manner and form as the Security Agent may require, execute, deliver, file and record any financing statement, specific assignment or other paper and take any other action that may be necessary or desirable, or that the Security Agent may request, in order to create, preserve, perfect or validate any Security Interest or to enable the Security Agent to exercise and enforce its rights hereunder with respect to any of the Collateral. To the extent permitted by applicable law, each Grantor hereby authorizes the Security Agent to execute and file, in the name of the Borrower or otherwise, Uniform Commercial Code financing statements (which may be carbon, photographic, photostatic or other reproductions of this Agreement or of a financing statement relating to this Agreement) which the Security Agent in its sole discretion may deem necessary or appropriate to further perfect the Security Interests.

(B) Each Grantor agrees that it will not change (i) its name, identity or corporate structure in any manner or (ii) the location of its chief executive office unless it shall have given the Security Agent not less than 30 days' prior notice thereof.

SECTION 6.  Record Ownership of Pledged Stock.

The Security Agent may at any time during the continuance of a Default, in its sole discretion, cause any or all of the Pledged Stock to be transferred of record into the name of the Security Agent or its nominee. Each Grantor will promptly give to the Security Agent copies of any notices or other communications received by it with respect to Pledged Stock registered in its name and the Security Agent will promptly give to the Borrower copies of any notices and communications received by the Security Agent with respect to Pledged Stock registered in the name of the Security Agent or its nominee.

SECTION 7.  Right to Receive Distributions on Collateral.

The Security Agent shall have the right to receive and, during the continuance of any Default, to retain as Collateral hereunder all dividends and other payments and distributions made upon or with respect to the Collateral, and each Grantor shall take all such action as the Security Agent may deem necessary or appropriate to give effect to such right. All such dividends and other payments and distributions which are received by a Grantor shall be received in trust for the benefit of the Secured Parties and, if the Security Agent so directs during the continuance of a Default, shall be segregated from other funds of such Grantor and shall, forthwith upon demand by the Security Agent during the continuance of a Default, be paid over to the Security Agent as Collateral in the same form as received (with any necessary endorsement). After all Defaults have been cured, the Security Agent's right to retain dividends and other payments and distributions under this Section 7 shall cease and the Security Agent shall pay over to such Grantor any such Collateral retained by it during the continuance of a Default. It is understood that prior to the occurrence of a Default, all dividends and other payments and distributions made upon or with respect to the Collateral shall be distributable to the Grantors.

SECTION 8.  Right to Vote Pledged Stock.

Unless a Default shall have occurred and be continuing, each Grantor shall have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to its Pledged Stock, and the Security Agent shall, upon receiving a written request from such Grantor accompanied by a certificate signed by the principal financial officer of the Borrower stating that no Default has occurred and is continuing, deliver to such Grantor or as specified in such request such proxies, powers of attorney, consents, ratifications and waivers in respect of any of the Pledged Stock which is registered in the name of the Security Agent or its nominee as shall be specified in such request and be in form and substance satisfactory to the Security Agent.

If a Default shall have occurred and be continuing, the Security Agent shall have the right to the extent permitted by law and each Grantor shall take all such action as may be necessary or appropriate to give effect to such right, to vote and to give consents, ratifications and waivers, and take any other action with respect to any or all of the Pledged Stock with the same force and effect as if the Security Agent were the absolute and sole owner thereof.

SECTION 9.  General Authority.

Each Grantor hereby irrevocably appoints the Security Agent its true and lawful attorney, with full power of substitution, in the name of the Grantors, the Security Agent, the Bank Agents, the Banks or otherwise, for the sole use and benefit of the Secured Parties, but at the expense of such Grantor, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral:

     (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof,

    (ii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

   (iii) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Security Agent were the absolute owner thereof, and

    (iv) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

provided that the Security Agent shall give the relevant Grantor not less than ten days' prior notice of the time and place of any sale or other intended disposition of any of the Collateral except any Collateral which threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Security Agent and the Grantors agree that such notice constitutes reasonable notification within the meaning of Section 9-504(3) of the Uniform Commercial Code.

SECTION 10.  Remedies upon Event of Default.

If any Event of Default shall have occurred and be continuing, the Security Agent may exercise on behalf of the Secured Parties all the rights of a secured party under the Uniform Commercial Code (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, the Security Agent may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, (i) apply the cash, if any, then held by it as Collateral as specified in Section 13 and (ii) if there shall be no such cash or if such cash shall be insufficient to pay all the Secured Obligations in full, sell the Collateral or any part thereof at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as the Security Agent may deem satisfactory. Any Bank may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). The Security Agent is authorized, in connection with any such sale, if it deems it advisable so to do, (i) to restrict the prospective bidders on or purchasers of any of the Pledged Stock to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Pledged Stock, (ii) to cause to be placed on certificates for any or all of the Pledged Stock or on any other securities pledged hereunder a legend to the effect that such security has not been registered under the Securities Act of 1933 and may not be disposed of in violation of the provision of said Act, and (iii) to impose such other limitations or conditions in connection with any such sale as the Security Agent deems necessary or advisable in order to comply with said Act or any other law. Each Grantor will execute and deliver such documents and take such other action as the Security Agent deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Security Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of the Grantors which may be waived, and each Grantor, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required by Section 9 shall (1) in the case of a public sale, state the time and place fixed for such sale, (2) in the case of a sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Collateral, or the portion thereof so being sold, will first be offered for sale at such board or exchange, and
(3) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Security Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Security Agent may determine. The Security Agent shall not be obligated to make any such sale pursuant to any such notice. The Security Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In the case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Security Agent until the selling price is paid by the purchaser thereof, but the Security Agent shall not incur any liability in the case of the failure of such purchaser to take up and pay for the Collateral so sold and, in the case of any such failure, such Collateral may again be sold upon like notice. The Security Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

SECTION 11.  Expenses.

The Grantors jointly and severally agree that they will forthwith upon demand pay to the Security Agent:

     (i) the amount of any taxes which the Security Agent may have been required to pay by reason of the Security Interests or to free any of the Collateral from any Lien thereon, and

    (ii) the amount of any and all out-of-pocket expenses, including the fees and disbursements of counsel and of any other experts, which the Security Agent may incur in connection with (w) the administration or enforcement of this Agreement, including such expenses as are incurred to preserve the value of the Collateral and the validity, perfection, rank and value of any Security Interest, (x) the collection, sale or other disposition of any of the Collateral, (y) the exercise by the Security Agent of any of the rights conferred upon it hereunder or (z) any Default or Event of Default.

Any such amount not paid on demand shall bear interest at the rate applicable to Base Rate Borrowings plus 2% and shall be an additional Secured Obligation hereunder.

SECTION 12.  Limitation on Duty of Security Agent in Respect of Collateral.

Beyond the exercise of reasonable care in the custody thereof, the Security Agent all have no duty as to any Collateral in its possession or control or in the possession or control of any agent or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Security Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent selected by the Security Agent in good faith.

SECTION 13.  Application of Proceeds.

Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held shall be applied by the Security Agent in the following order of priorities:

     first, to payment of the expenses of such sale or other realization, including reasonable compensation to agents and counsel for the Security Agent, and all expenses, liabilities and advances incurred or made by the Security Agent in connection therewith, and any other unreimbursed expenses for which any Secured Party is to be reimbursed pursuant to Section 9.03 of the Credit Agreement or Section 11 hereof and unpaid fees owing to the Bank Agents under the Credit Agreement;

     second, to the ratable payment of unpaid principal of the Secured Obligations;

     third, to the ratable payment of accrued but unpaid interest on the Secured Obligations in accordance with the provisions of the Credit Agreement;

     fourth, to the ratable payment of all other Secured Obligations, until all Secured Obligations shall have been paid in full; and

     finally, to payment to the Grantors or their successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

The Security Agent may make distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

SECTION 14.  Concerning the Security Agent.

(A) The Security Agent is authorized to take all such action as is provided to be taken by it as Security Agent hereunder and all other action reasonably incidental thereto. As to any matters not expressly provided for herein (including, without limitation, the timing and methods of realization upon the Collateral) the Security Agent shall act or refrain from acting in accordance with written instructions from the Required Banks or, in the absence of such instructions, in accordance with its discretion.

(B) Citicorp USA, Inc. and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or affiliate of the Borrower as if it were not the Security Agent hereunder.

(C) The obligations of the Security Agent hereunder are only those expressly set forth herein. Without limiting the generality of the foregoing, the Security Agent shall not be required to take any action with respect to any Default or Event of Default, except as expressly provided herein.

(D) The Security Agent may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

(E) Neither the Security Agent nor any director, officer, agent, or employee of the Security Agent shall be liable for any action taken or not taken by it in connection herewith (i) with the consent or at the request of the Required Banks or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Security Agent, nor any of its affiliates, nor any of their respective directors, officers, agents or employees, shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement;
(ii) the performance or observance of any of the covenants or agreements of the Grantors, or (iii) the validity, effectiveness or genuineness of this Agreement or any instrument or writing furnished in connection herewith. The Security Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex or similar writing) believed by it to be genuine or to be signed by the proper party or parties. The Security Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder. The Security Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by the Grantors.

(F) Each Bank shall, ratably in accordance with the amount of its Secured Obligations, indemnify the Security Agent (to the extent not reimbursed by the Grantors) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from the Security Agent's gross negligence or willful misconduct) that the Security Agent may suffer or incur in connection with this Agreement or any action taken or omitted by the Security Agent hereunder or thereunder.

(G) The Security Agent may resign at any time by giving written notice of its resignation to the other Secured Parties and the Borrower. Upon any such resignation, the Required Banks shall have the right to appoint a successor Security Agent (a Successor Agent). If no Successor Agent shall have been so appointed by the Required Banks, and shall have accepted such appointment, within 30 days after the retiring Security Agent's giving of notice of resignation, then the retiring Security Agent may, on behalf of the other Secured Parties, appoint a Successor Agent, which shall be a commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $100,000,000. Upon the acceptance of its appointment as Security Agent hereunder by a Successor Agent, such Successor Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Security Agent, and the retiring Security Agent shall be discharged from its duties and obligations hereunder. After any retiring Security Agent's resignation hereunder as Security Agent, the provisions of this Section shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Security Agent.

SECTION 15.  Appointment of Co-Agents.

At any time or times, in order to comply with any legal requirement in any jurisdiction, the Security Agent may appoint another bank or trust company or one or more other persons, either to act as co-agent or co-agents, jointly with the Security Agent, or to act as separate agent or agents on behalf of the Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Security Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions of Section 14).

SECTION 16.  Termination of Security Interests; Release of Collateral.

Upon the repayment in full of all Secured Obligations and the termination of the Commitments under the Credit Agreement, the Security Interests shall terminate and all rights to the Collateral shall revert to the Grantors. At any time and from time to time prior to such termination of the Security Interests, the Security Agent may release any of the Collateral with the prior written consent of the Required Banks; provided that prior to such termination, the Security Agent may release all or substantially all of the Collateral (as defined in the Credit Agreement) only with the consent of all Banks. Upon any such termination of the Security Interests or release of Collateral, the Security Agent will, at the expense of the Grantors, execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

SECTION 17.  Notices.

All notices hereunder shall be in writing (including telex, facsimile or similar writing) and shall be given to the parties hereto at their respective addresses, facsimile numbers or telex numbers set forth on the signature pages hereof or at such other addresses, facsimile numbers or telex numbers as the addressees may hereafter specify for such purpose by notice to the
other parties hereto.    Each such notice, request or other communication
shall be effective (i) if given by telex, when transmitted to the telex number referred to in this Section and the appropriate answerback is received, (ii) if given by facsimile, when transmitted to the facsimile number referred to in this Section and confirmation of receipt is received,
(iii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iv) if given by any other means, when delivered at the address referred to in this Section.


SECTION 18.  Waivers, Non-Exclusive Remedies.

No failure on the part of any Secured Party to exercise, and no delay in exercising and no course of dealing with respect to, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by such party of any right under the Credit Agreement or this Agreement preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other remedies provided by law.

SECTION 19.  Successors and Assigns.

This Agreement is for the benefit of the Secured Parties and their successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Agreement shall be binding on the Grantors and their successors and assigns.

SECTION 20.  Changes in Writing.

Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Grantors and the Security Agent with the consent of the Required Banks.

SECTION 21.  New York Law.

This Agreement shall be construed in accordance with and governed by the laws of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than New York are governed by the laws of such jurisdiction.

SECTION 22.  Severability.

If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Security Agent and the other Secured Parties in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

IOMEGA CORPORATION


By  /S/ ROBERT J. SIMMONS
Name:  ROBERT J. SIMMONS
Title:  TREASURER
Address:1821 WEST IOMEGA WAY, ROY, UT  84067
Facsimile:


CITICORP USA, INC., as Security Agent


By  /S/ CAROLYN A. KEE
Name:  CAROLYN A. KEE
Title:  ATTORNEY-IN-FACT
Address: 399 PARK AVENUE, NY, NY 10043
Facsimile:





Schedule I

Subsidiary Shares



      Issuer                              Shares of Capital Stock

Iomega International S.A.				      Capital Stock